July 31, 2013

STRATEGIC FUNDS, INC. Dreyfus Active MidCap Fund

Supplement to Summary and Statutory Prospectuses dated May 1, 2013

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about October 1, 2013, the following information will supersede and replace the last sentence in Principal Investment Strategy in the summary prospectus and Fund Summary - Principal Investment Strategy in the prospectus and the second paragraph in Fund Details - Goal and Approach in the prospectus:

The fund currently considers midsize companies to be those companies with market capitalizations that fall within the range of $400 million and $29 billion. The fund may invest up to 20% of its net assets in securities not considered to be midsize companies.

0085STK0713